Exhibit 99.2

Summary of Unaudited Pro Forma Financial Information

The following unaudited financial information reflects the pro forma consolidated statements of operations for the three months ended March 31, 2006 and the year ended December 31, 2005 and the related pro forma consolidated balance sheets as of March 31, 2006 of each of Huntsman International LLC and Huntsman Corporation (collectively, the “Company”), giving effect to the sale of the Huntsman Butadiene/MTBE Business (the “Business”).

The unaudited pro forma consolidated statements of operations for the three months ended March 31, 2006 and the year ended December 31, 2005 give effect to the sale as if the sale transaction occurred at the beginning of the period presented. The unaudited pro forma consolidated balance sheet as of March 31, 2006 assumes the sale occurred on March 31, 2006. The amount of proceeds presented in the pro forma balance sheet as of March 31, 2006 reflects only the proceeds received upon closing of $192 million, and it does not reflect the additional $70 million that will be payable to the Company following the restart of the Company’s Port Arthur olefins unit and the related resumption of crude butadiene supply to the purchaser, provided that certain intermediate steps toward restarting the plant are taken and that the restart is within 30 months of closing.

The sale of the Business has not been accounted for as a discontinued operation because the Company expects continuing cash flows as a result of a migration to be significant, as the Company will continue to sell MTBE in an active market from the production of its PO/MTBE facility in Port Neches, TX. The pro forma information is not necessarily indicative of the financial position or results of operations of future periods or indicative of results that would have actually occurred had the transaction been completed as of the date of, or as of the beginning of the periods presented.

The pro forma adjustments, as described in the accompanying notes to the pro forma consolidated balance sheet and statements of operations, are based upon available information and certain assumptions the Company believes are reasonable. The pro forma financial information should be read in conjunction with the Company’s unaudited condensed consolidated financial statements included in our Form 10-Q for the three months ended March 31, 2006 and the Company’s consolidated financial statements included in our Forms 10-K for the year ended December 31, 2005.

HUNTSMAN CORPORATION AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)

AS OF MARCH 31, 2006

(In Millions, Except Share and Per Share Amounts)

	Huntsman	Pro Forma
	Corporation	Adjustments		Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$150.3	$192.0	a	$342.3
Accounts receivable, net	1,352.9			1,352.9
Accounts receivable from affiliates	6.6			6.6
Inventories, net	1,311.0	18.1	b	1,329.1
Prepaid expenses	43.4			43.4
Deferred income taxes	31.2			31.2
Other current assets	42.1			42.1
Current assets held for sale	79.9	(79.9	)c	—
Total current assets	3,017.4	130.2		3,147.6

Property plant and equipment, net	4,585.6			4,585.6
Investment in unconsolidated affiliates	197.3			197.3
Intangible assets, net	208.7			208.7
Goodwill	91.2			91.2
Deferred income taxes	99.4			99.4
Notes receivable from affiliates	1.0			1.0
Other noncurrent assets	540.1			540.1
Noncurrent assets held for sale	86.4	(86.4	)c	—
Total assets	$8,827.1	$43.8		$8,870.9

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$994.0			$994.0
Accrued liabilities	589.8	$2.7	d	592.5
Deferred income taxes	2.5			2.5
Current portion of long-term debt	43.9			43.9
Current liabilities held for sale	39.2	(39.2	)c	—
Total current liabilities	1,669.4	(36.5)		1,632.9

Long-term debt	4,465.9			4,465.9
Deferred income taxes	271.0	9.6	d	280.6
Other noncurrent liabilities	769.7			769.7
Noncurrent liabilities held for sale	1.3	(1.3	)c	—
Total liabilities	7,177.3	(28.2)		7,149.1

Minority interests	27.4			27.4

Stockholders’ equity:
Common stock $0.01 par value, 1,200,000,000 shares authorized, 221,569,596 issued and 220,639,333 outstanding in 2006 and 221,200,997 issued and 220,451,484 outstangind in 2005	2.2			2.2
Mandatory convertible preferred stock $0.01 par value, 100,000,000 shares authorized, 5,750,000 issued and outstanding	287.5			287.5
Additional paid-in capital	2,790.2			2,790.2
Unearned stock-based compensatioin	(19.0)			(19.0)
Accumulated deficit	(1,438.2)	72.0	e	(1,366.2)
Accumulated other comprehensive loss	(0.3)			(0.3)
Total stockholders’ equity	1,622.4	72.0		1,694.4

Total liabilities and stockholders’ equity	$8,827.1	$43.8		$8,870.9

Notes to Pro Forma Adjustments
a

Reflects the purchase consideration received upon closing of $192.0 million. This amount does not reflect the additional purchase consideration of $70.0 million, which is payable to us following the restart of the Company’s Port Arthur olefins unit and the related resumption of crude butadiene supply to the purchaser, provide that certain intermediate steps toward restarting the plant are taken and that the restart is within 30 months of closing.

b	Reflects the effect of the sale transaction on LIFO inventory reserves.
c	Reflects the disposition of the assets and liabilities of the Huntsman Butadiene/MTBE Business.
d	Reflects the current income tax liability and deferred income taxes associated with the gain recognized upon closing of the sale transaction.
e	Reflects the preliminary gain on the sale transaction of approximately $84 million, net of income taxes of approximately $12 million.

HUNTSMAN CORPORATION AND SUBSIDIARIES

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

YEAR ENDED DECEMBER 31, 2005

(In Millions, Except Per Share Amounts)

	Huntsman	Pro Forma
	Corporation	Adjustments		Pro Forma
Revenues	$12,961.6	$(645.2	)a	$12,316.4

Cost of goods sold	11,209.5	(608.3	)a	10,601.2

Gross profit	1,752.1	(36.9)		1,715.2

Operating expenses:
Selling, general and administrative	676.9	(3.7	)a	673.2
Research and development	95.5			95.5
Other operating expense	42.2	(0.4	)a	41.8
Restructuring, impairment and plant closing costs	123.6			123.6
Total expenses	938.2	(4.1)		934.1
Operating income	813.9	(32.8)		781.1

Interest expense, net	(426.6)			(426.6)
Loss on accounts receivable securitization program	(10.7)			(10.7)
Equity in income of unconsolidated affiliates	8.2			8.2
Loss on early extinguishment of debt	(322.5)			(322.5)
Other expense	(0.1)			(0.1)
Income from continuing operations before income taxes and minority interest	62.2	(32.8)		29.4

Income tax expense	(23.5)	—	b	(23.5)
Minority interest in subsidiaries’ income	(1.7)			(1.7)
Income from continuing operations	37.0	(32.8)		4.2

Preferred stock dividends	(43.1)			(43.1)

Loss from continuing operations available to common stockholders	$(6.1)	$(32.8)		$(38.9)

Basic and diluted loss per share:
Loss from continuing operations	$(0.03)	$(0.15	)c	$(0.18)

Weighted average shares	220.5			220.5

Notes to Pro Forma Adjustments
a	Reflects the disposition of the Huntsman Butadiene/MTBE Business’ operations as a result of the sale transaction.
b	No adjustments were made to income tax expense as the Company has a full valuation allowance on its net U.S. deferred tax assets.
c	Reflects the basic and diluted per share impact of the sale transaction.

NOTE: The above pro forma statement of operations does not reflect the preliminary gain on the sale of the Business of approximately $84 million or the related tax expense of approximately $12 million.

HUNTSMAN CORPORATION AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

THREE MONTHS ENDED MARCH 31, 2006

(In Millions, Except Per Share Amounts)

	Huntsman	Pro Forma
	Corporation	Adjustments		Pro Forma
Revenues	$3,187.7	$(146.1	)a	$3,041.6

Cost of goods sold	2,809.3	(143.6	)a	2,665.7

Gross profit	378.4	(2.5)		375.9

Operating expenses:
Selling, general and administrative	173.2	(1.2	)a	172.0
Research and development	27.3			27.3
Other operating expense	2.6	(0.2	)a	2.4
Restructuring, impairment and plant closing costs	7.8			7.8
Total expenses	210.9	(1.4)		209.5
Operating income	167.5	(1.1)		166.4

Interest expense, net	(86.8)			(86.8)
Loss on accounts receivable securitization program	(2.8)			(2.8)
Equity in income of unconsolidated affiliates	0.7			0.7
Other expense	(0.3)			(0.3)
Income from continuing operations before income taxes and minority interest	78.3	(1.1)		77.2

Income tax expense	(8.4)	0.1	b	(8.3)
Minority interest in subsidiaries’ income	(0.4)			(0.4)
Income from continuing operations	$69.5	$(1.0)		$68.5

Basic income (loss) per share:
Income from continuing operations	$0.31	$—	c	$0.31

Weighted average shares	220.6			220.6

Diluted income (loss) per share:
Income from continuing operations	$0.30	$(0.01	)c	$0.29

Weighted average shares	233.1			233.1

Notes to Pro Forma Adjustments
a	Reflects the disposition of the Huntsman Butadiene/MTBE Business’ operations as a result of the sale transaction.
b	Reflects the income tax expense related to the operations of the Business that were disposed of as a result of the sale transaction.
c	Reflects the basic and diluted per share impact of the sale transaction.

NOTE: The above pro forma statement of operations does not reflect the preliminary gain on the sale of the Business of approximately $84 million or the related tax expense of approximately $12 million.

HUNTSMAN INTERNATIONAL LLC AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET (UNAUDITED)

AS OF MARCH 31, 2006

(Dollars in Millions)

	Huntsman
	International	Pro Forma
	LLC	Adjustments		Pro Forma
ASSETS
Current assets:
Cash and cash equivalents	$136.6	$192.0	a	$328.6
Accounts receivable, net	1,352.9			1,352.9
Accounts receivable from affiliates	12.1			12.1
Inventories, net	1,311.0	18.1	b	1,329.1
Prepaid expenses	40.6			40.6
Deferred income taxes	31.2			31.2
Other current assets	28.0			28.0
Current assets held for sale	79.9	(79.9	)c	—
Total current assets	2,992.3	130.2		3,122.5

Property plant and equipment, net	4,286.0			4,286.0
Investment in unconsolidated affiliates	197.3			197.3
Intangible assets, net	214.5			214.5
Goodwill	91.2			91.2
Deferred income taxes	99.4			99.4
Notes receivable from affiliates	1.0			1.0
Other noncurrent assets	627.7			627.7
Noncurrent assets held for sale	86.4	(86.4	)c	—
Total assets	$8,595.8	$43.8		$8,639.6

LIABILITIES AND MEMBER’S EQUITY
Current liabilities:
Accounts payable	$994.0			$994.0
Accounts payable to affiliates	6.3			6.3
Accrued liabilities	574.3	$2.7	d	577.0
Deferred income taxes	2.5			2.5
Current portion of long-term debt	42.0			42.0
Current liabilities held for sale	39.2	(39.2	)c	—
Total current liabilities	1,658.3	(36.5)		1,621.8

Long-term debt	4,465.9			4,465.9
Deferred income taxes	231.1	29.3	d	260.4
Other noncurrent liabilities	775.1			775.1
Noncurrent liabilities held for sale	1.3	(1.3	)c	—
Total liabilities	7,131.7	(8.5)		7,123.2

Minority interests	27.4			27.4

Member’s equity:
Member’s equity, 2,113 units issued and outstanding	2,797.5			2,797.5
Accumulated deficit	(1,316.8)	52.3	e	(1,264.5)
Accumulated other comprehensive loss	(44.0)			(44.0)
Total member’s equity	1,436.7	52.3		1,489.0

Total liabilities and member’s equity	$8,595.8	$43.8		$8,639.6

Notes to Pro Forma Adjustments
a

Reflects the purchase consideration received upon closing of $192.0 million. This amount does not reflect the additional purchase consideration of $70.0 million, which is payable to us following the restart of the Company’s Port Arthur olefins unit and the related resumption of crude butadiene supply to the purchaser, provide that certain intermediate steps toward restarting the plant are taken and that the restart is within 30 months of closing.

b	Reflects the effect of the sale transaction on LIFO inventory reserves.
c	Reflects the disposition of the assets and liabilities of the Huntsman Butadiene/MTBE Business.
d	Reflects the current income tax liability and deferred income taxes associated with the gain recognized upon closing of the sale transaction.
e	Reflects the preliminary gain on the sale transaction of approximately $84 million, net of income taxes of approximately $32 million.

HUNTSMAN INTERNATIONAL LLC AND SUBSIDIARIES

PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

YEAR ENDED DECEMBER 31, 2005

(Dollars in Millions)

	Huntsman
	International	Pro Forma
	LLC	Adjustments		Pro Forma
Revenues	$12,961.6	$(645.2	)a	$12,316.4

Cost of goods sold	11,190.4	(608.3	)a	10,582.1

Gross profit	1,771.2	(36.9)		1,734.3

Operating expenses:
Selling, general and administrative	677.7	(3.7	)a	674.0
Research and development	95.5			95.5
Other operating expense	42.2	(0.4	)a	41.8
Restructuring, impairment and plant closing costs	123.6			123.6
Total expenses	939.0	(4.1)		934.9
Operating income	832.2	(32.8)		799.4

Interest expense, net	(425.6)			(425.6)
Loss on accounts receivable securitization program	(10.7)			(10.7)
Equity in income of unconsolidated affiliates	8.2			8.2
Loss on early extinguishment of debt	(167.3)			(167.3)
Other expense	(0.2)			(0.2)

Income from continuing operations before income taxes and minority interest	236.6	(32.8)		203.8

Income tax expense	(42.8)	—b		(42.8)
Minority interest in subsidiaries’ income	(1.7)			(1.7)
Income from continuing operations	$192.1	(32.8)		$159.3

Notes to Pro Forma Adjustments
a	Reflects the disposition of the Huntsman Butadiene/MTBE Business’ operations as a result of the sale transaction.
b	No adjustments were made to income tax expense as the Company has a full valuation allowance on its net U.S. deferred tax assets.

NOTE: The above pro forma statement of operations does not reflect the preliminary gain on the sale of the Business of approximately $84 million or the related tax expense of approximately $32 million.

HUNTSMAN INTERNATIONAL LLC AND SUBSIDIARIES

PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (UNAUDITED)

THREE MONTHS ENDED MARCH 31, 2006

(Dollars in Millions)

	Huntsman
	International	Pro Forma
	LLC	Adjustments		Pro Forma
Revenues	$3,187.7	$(146.1	)a	$3,041.6

Cost of goods sold	2,805.3	(143.6	)a	2,661.7

Gross profit	382.4	(2.5)		379.9

Operating expenses:
Selling, general and administrative	172.4	(1.2	)a	171.2
Research and development	27.3			27.3
Other operating expense	2.6	(0.2	)a	2.4
Restructuring, impairment and plant closing costs	7.8			7.8
Total expenses	210.1	(1.4)		208.7
Operating income	172.3	(1.1)		171.2

Interest expense, net	(88.0)			(88.0)
Loss on accounts receivable securitization program	(2.8)			(2.8)
Equity in income of unconsolidated affiliates	0.7			0.7
Other expense	(0.3)			(0.3)
Income from continuing operations before income taxes and minority interest	81.9	(1.1)		80.8

Income tax expense	(13.7)	0.2	b	(13.5)
Minority interest in subsidiaries’ income	(0.4)			(0.4)
Income from continuing operations	$67.8	$(0.9)		$66.9

Notes to Pro Forma Adjustments
a	Reflects the disposition of the Huntsman Butadiene/MTBE Business’ operations as a result of the sale transaction.
b	Reflects the income tax expense related to the operations of the Business that were disposed of as a result of the sale transaction.

NOTE: The above pro forma statement of operations does not reflect the preliminary gain on the sale of the Business of approximately $84 million or the related tax expense of approximately $32 million.